UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2005

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14001 N.W. 4th Street, Sunrise, Florida		33325
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Odimo Incorporated (the "Company") has received notice that a securities class action complaint was filed against the Company, Alan Lipton, the Company’s President and Chief Executive Officer, and Amerisa Kornblum, the Company’s Chief Financial Officer in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida on behalf of a purported class of purchasers of the Company’s common stock in or traceable to the Company’s initial public offering. The complaint alleges that the defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 due to allegedly false and misleading statements in its public disclosures in connection with the Company's initial public offering regarding the impact to the Company’s operations of advertising expenses. The Company believes that the lawsuit is without merit and intends to vigorously defend itself. The complaint has been recently filed and has not been served on the Company or the individual defendants and the Company has not been required to file a response to the complaint and has not done so. The Company is reviewing and evaluating the complaint and is currently unable to predict the outcome of the action or the length of time it will take to resolve the action.

The Company does not intend to file further Current Reports on Form 8-K describing additional lawsuits, if any, purporting class action status, in either federal or state court, which are based on allegations substantially similar to those contained in the complaint described herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release, dated August 26, 2005.

99.2 Blackmoss Investments, Inc., individually and on behalf of all those similarly situated vs. Odimo, Inc., Alan Lipton and Amerisa Kornblum Case No. CA CE 05 012500 filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida on August 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

August 26, 2005	By:	Alan Lipton

Name: Alan Lipton
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 26, 2005.
99.2	Blackmoss Investments, Inc., individually and on behalf of all those similarly situated vs. Odimo, Inc., Alan Lipton and Amerisa Kornblum Case No. CA CE 05 012500 filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida on August 16, 2005.